UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 5, 2007

INFORMATION SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33287	20-5261587
(Commission File Number)	(IRS Employer Identification Number)

Four Stamford Plaza, 107 Elm Street

Stamford, CT 06902

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (203) 517-3100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 5, 2007, prior to the consummation of the initial public offering (the “IPO”) of 32,343,750 Units (the “Units”) of Information Services Group, Inc. (the “Company”), the underwriters exercised their over-allotment option to purchase 4,218,750 Units (the “Over-Allotment Units”), in addition to the 28,125,000 Units (the “Firm Units”) which they were committed to purchase in connection with the IPO.

On February 6, 2007, the Company consummated its IPO of 32,343,750 Units, which Units included both the Firm Units and the Over-Allotment Units.  Each Unit consists of one share of Common Stock, $0.001 par value per share (“Common Stock”), and one warrant (“Warrant”) to purchase one share of Common Stock at an exercise price of $6.00 per share.  The Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $258,750,000 for the Company.  A copy of the prospectus with respect to the IPO may be obtained from Deutsche Bank Securities Inc., 60 Wall Street, New York, NY  10005.

Contemporaneously with the closing of the IPO, Oenoke Partners, LLC, an entity which is wholly-owned by the Company’s officers, purchased 6,500,000 warrants (the “Private Placement Warrants”), each to purchase one share of Common Stock at an exercise price of $6.00 per share.  The Private Placement Warrants were sold at an offering price of $1.00 per Private Placement Warrant, generating gross proceeds of $6,500,000 for the Company.

Proceeds of $254,050,000 were placed in the Company’s trust account including $245,787,500 of the proceeds from the IPO and the sale of the Private Placement Warrants and $8,262,500 of deferred underwriting discount.

Audited Financial statements as of February 6, 2007 reflecting receipt of the proceeds received by the Company in connection with the IPO and the sale of the Private Placement Warrants are included as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company announced that, commencing on February 12, 2007 the holders of the Company’s Units may elect to separately trade the Common Stock and Warrants included in such Units. The Units not separated will continue to trade on the American Stock Exchange under the symbol III.U, and each of the Common Stock and Warrants will trade on the American Stock Exchange under the symbols III and III.WS, respectively.

A copy of the Press Release issued by the Company announcing the exercise of the over-allotment option, the consummation of the IPO and the separate trading of the securities underlying the Units are included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

Not applicable

(b)         Pro Forma Financial Information.

Not applicable

(c)          Exhibits.

Exhibit 99.1 — Audited Financial Statements.

Exhibit 99.2 — Press Release dated February 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SERVICES GROUP, INC.

Date: February 8, 2007	By:	/s/ Michael Connors
Michael P. Connors
Chairman and Chief Executive Officer

Index to Exhibits

Exhibit No.	Exhibit Title
99.1	Audited Financial Statements.
99.2	Press Release dated February 6, 2007.